UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 13, 2012

AMERICAN NATURAL ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

0-18956	73-1605215
(Commission File Number)	(IRS Employer Identification No.)

6100 South Yale – Suite 2010, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 481-1440
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement

          On August 13, 2012, American Natural Energy Corporation (the "Company") entered into a Securities Purchase Agreement (the "Palo Verde Purchase Agreement") with Palo Verde Acquisitions, LLC ("Palo Verde"), pursuant to which the Company sold to Palo Verde (1) a $2,000,000 12% Convertible Debenture due August 13, 2014 (the "Palo Verde Debenture") and (2) warrants to purchase up to 20,000,000 shares of common stock of the Company at an exercise price of US$0.23 per share and expiring on August 13, 2014 (the "Warrants"). The aggregate consideration paid to the Company by Palo Verde for the Palo Verde Debenture and the Warrants was $2,000,000. The obligations of the Company to Palo Verde under the Palo Verde Debenture are unsecured obligations of the Company.

          Interest on the outstanding principal amount of the Palo Verde Debenture will accrue at a rate of 12% per annum, and is payable by the Company on a quarterly basis. At the Company's election, interest may be payable by the Company in shares of common stock of the Company in lieu of cash. The entire principal amount of the Palo Verde Debenture is due on August 13, 2014. The Company may not prepay any portion of the principal amount of the Palo Verde Debenture without the prior written consent of Palo Verde.

          At any time prior to the payment of the Palo Verde Debenture in full, Palo Verde may elect, in its sole discretion, to convert all or part of the principal amount of the Palo Verde Debenture into shares of common stock of the Company at a conversion rate of US$0.10 per share of common stock. Notwithstanding the foregoing, Palo Verde may not convert any principal amount of the Palo Verde Debenture into common shares of the Company if, following such conversion, Palo Verde and its affiliates would own more than 19.9% of the number of shares of common stock of the Company then outstanding (the "Beneficial Ownership Limitation"). The same Beneficial Ownership Limitation applies to the exercise by Palo Verde of any Warrants. The Palo Verde Debenture contains customary adjustment provisions for certain corporate events, such as the payment of stock dividends and stock splits. The Palo Verde Debenture also contains customary events of default.

          Pursuant to the Palo Verde Purchase Agreement, Palo Verde may purchase from the Company an additional $1,000,000 12% convertible debenture and additional warrants to purchase up to 10,000,000 shares of common stock of the Company at an exercise price of US$0.23 per share (such additional debenture and additional warrants, the "Additional Securities") for a total payment of an additional $1,000,000. Prior to the consummation of any such additional purchase and pursuant to the Palo Verde Purchase Agreement, the Company has agreed to hold an annual stockholders meeting in 2012 to, among other things, submit to the stockholders a proposal to permit Palo Verde to convert the Palo Verde Debenture and exercise the Warrants (and to convert and exercise, respectively, any Additional Securities purchased) without the limitation of the Beneficial Ownership Limitation.

          Pursuant to that certain Securities Purchase Agreement dated as of December 29, 2011 (the "TCA Purchase Agreement"), between the Company and TCA Global Credit Master Fund, LP ("TCA"), the Company's issuance of the Palo Verde Debenture required the prior consent of TCA, which the Company received. Pursuant to the TCA Purchase Agreement, the Company sold to TCA a $1,000,000 Senior Secured Redeemable Debenture due December 29, 2012 (the "TCA Debenture"). The Company received the proceeds of the sale of the TCA Debenture on February 1, 2012. Interest on the outstanding principal amount of the TCA Debenture accrues at a rate of 5% per annum, and is payable by the Company on a monthly basis. Principal payments in the amount of US$83,333.33 are also required to be made monthly. The Company may, at its option, redeem the TCA Debenture at any time prior to maturity for an amount equal to the sum of the amount of principal then outstanding, all accrued interest and a redemption premium of 7% of the amount of principal then outstanding. The TCA Debenture contains customary events of default, affirmative covenants and negative covenants.

          Pursuant to the TCA Purchase Agreement, the Company paid to TCA an equity incentive fee of $150,000 worth of shares of common stock of the Company (the "Incentive Shares"). The number of Incentive Shares initially issued was 1,764,706 shares. The Incentive Shares carry a nine (9) month ratchet whereby either party is obligated to refund (by TCA) or issue (by the Company) shares to equal the initial value.

          In connection with the closing of the TCA Purchase Agreement, the Company issued finder's fees to its financial advisory firm, a broker/dealer registered in the United States, consisting of the following: a cash fee of $50,000, 732,235 shares of common stock of the Company, 500,000 warrants to purchase shares of common stock of the Company at an exercise price of $0.10 per share with a contractual term of five years and 96,000 warrants to purchase shares of common stock of the Company at an exercise price of $0.25 per share with a contractual term of five years (such 732,235 shares of common stock of the Company, the 500,000 warrants and the 96,000 warrants, the "Finder Securities").

          The obligations of the Company under the TCA Debenture are secured by a lien on all personal assets and real property of the Company pursuant to (1) a Security Agreement dated as of December 29, 2011, made by the Company in favor of TCA (the "Security Agreement") and (2) a Mortgage, Indenture, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production dated as of December 29, 2011, made by the Company in favor of TCA (the "Mortgage").

          References to, and the descriptions of, the Palo Verde Purchase Agreement, the Palo Verde Debenture, the Warrants, the TCA Purchase Agreement, the TCA Debenture, the Security Agreement and the Mortgage in this Item 1.01 are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Form 8-K, respectively, and each is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          The description of the Palo Verde Debenture and the TCA Debenture set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

          The Description of the Palo Verde Debenture, the Warrants, the TCA Debenture, the Incentive Shares and the Finder Securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Palo Verde Debenture, the Warrants, the TCA Debenture, the Incentive Shares and the Finder Securities are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act, Regulation S promulgated under the Securities Act and corresponding provisions of state securities laws which exempt transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          (b)      On August 13, 2012, both Mr. Bennett Shelton and Mr. William Grant resigned from their position as members of the board of directors of the Company.

          (d)      In connection with the closing of the Palo Verde Purchase Agreement, the board of directors of the Company agreed with Palo Verde to fill three of the vacancies on the board with individuals selected by Palo Verde. On August 13, 2012, Palo Verde recommended each of Mr. Douglas B. MacGregor, Mr. James L. Ferraro and Mr. William Yuan to fill such vacancies and the board of directors of the Company elected each such individual to fill a vacancy on the board until the next annual meeting of shareholders of the Company and until such individual's respective successor is duly elected and qualifies, unless such individual sooner dies, retires or resigns. None of the new board members have been appointed to the Company's Audit Committee; however, it is anticipated that one or more of the new board members will be appointed to the Audit Committee in 2012.

           On July 31, 2012, Mr. MacGregor purchased from the Company 1,800,000 shares of common stock of the Company at a price of US$0.06 per share, and Mr. Ferraro purchased from the Company 600,000 shares of common stock of the Company at a price of US$0.06 per share. Such shares were not registered under the Securities Act or the securities laws of any state and were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities laws which exempt transactions by an issuer not involving any public offering.

Item 9.01. Financial Statements and Exhibits.

          (d)      The following exhibits are filed herewith:

10.1	Securities Purchase Agreement dated as of August 13, 2012, by and between the Company and Palo Verde.

10.2	$2,000,000 12% Convertible Debenture due August 13, 2014, made by the Company in favor of Palo Verde.

10.3	Warrants dated as of August 13, 2012, to purchase up to 20,000,000 shares of common stock of the Company.

10.4	Securities Purchase Agreement dated as of December 29, 2011, by and between the Company and TCA.

10.5	$1,000,000 Senior Secured Redeemable Debenture due December 29, 2012, made by the Company in favor of TCA.

10.6	Security Agreement dated as of December 29, 2011, made by the Company in favor of TCA.

10.7	Mortgage, Indenture, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production dated as of December 29, 2011, made by the Company in favor of TCA.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation

Dated: August 17, 2012	By:	/s/ Michael K. Paulk
Michael K. Paulk
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement dated as of August 13, 2012, by and between the Company and Palo Verde.

10.2	$2,000,000 12% Convertible Debenture due August 13, 2014, made by the Company in favor of Palo Verde.

10.3	Warrants dated as of August 13, 2012, to purchase up to 20,000,000 shares of common stock of the Company.

10.4	Securities Purchase Agreement dated as of December 29, 2011, by and between the Company and TCA.

10.5	$1,000,000 Senior Secured Redeemable Debenture due December 29, 2012, made by the Company in favor of TCA.

10.6	Security Agreement dated as of December 29, 2011, made by the Company in favor of TCA.

10.7	Mortgage, Indenture, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production dated as of December 29, 2011, made by the Company in favor of TCA.